SCUDDER
                                                                     INVESTMENTS




Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Supplement to the currently effective prospectuses

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The following replaces "The portfolio manager" section of the prospectuses.

Chad M. Rakvin, CFA, is a Vice President at Northern Trust Investments, NA ("NTI"). Chad is a Team Leader -- Domestic Index in the Quantitative Management Group of NTI. Before joining NTI in 2004, Chad was associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. Chad received a BS degree in finance from the Indiana University of Pennsylvania in 1993. He is a CFA charterholder.

The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the master portfolio, a description of his compensation structure, and information regarding other accounts he manages.












               Please Retain This Supplement for Future Reference






November 8, 2005